SMITHGRAHAM

INSTITUTIONAL FUNDS

SG Government Money Market Fund

SG Prime Money Market Fund

SG Yield Plus Fund

Prospectus August 1, 2002

as amended May 2, 2003

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a criminal offense.

[GRAPHIC]

SMITH GRAHAM & COMPANY

INVESTMENT ADVISORS, L.P.

Houston, Texas

SG GOVERNMENT MONEY MARKET FUND

Investment Objective

The SG Government Money Market Fund seeks a high level of current income consistent with the preservation of capital and liquidity. The Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. The investment objective for the Fund may be changed without shareholder approval. There can be no guarantee that the Fund will achieve its investment objective.

Investment Strategies

The Fund invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations. This policy may be changed without shareholder approval upon 60 days prior notice to shareholders. Not all U.S. Government obligations are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. All securities purchased for the Fund are U.S. dollar-denominated obligations.

In selecting securities for the Fund, the adviser seeks current income, liquidity, safety of principal and remaining maturities of 397 days or less. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC.

Principal Risks

All mutual funds are subject to investment risks. The primary factors that may reduce the Fund’s returns include:

•	Interest Rate Risks. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Fund will vary with changes in interest rates.

•	Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. With respect to U.S. Government obligations, not all U.S. Government obligations are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

•	Prepayment Risks. The possibility that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past Performance

As of the date of this prospectus, the Fund has not commenced operations. Once it has a full calendar year of performance, it will present bar charts and performance tables showing annual total returns and yields. Performance of the Fund will vary over time.

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SG PRIME MONEY MARKET FUND

Investment Objective

The SG Prime Money Market Fund seeks a high level of current income consistent with the preservation of capital and liquidity. The Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. The investment objective for the Fund may be changed without shareholder approval. There can be no guarantee that the Fund will achieve its investment objective.

Investment Strategies

The Fund invests in (i) U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks; (ii) commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations (“NRSRO”); (iii) corporate obligations having a remaining maturity of 397 calendar days or less issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO; (iv) U.S. Government obligations; (v) high quality municipal securities; and (vi) repurchase agreements that are fully collateralized by U.S. Government obligations. All securities purchased for the Fund are U.S. dollar-denominated obligations.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody’s, and Fitch, Inc. (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

In selecting securities for the Fund, the adviser seeks current income, liquidity, safety of principal and remaining maturities of 397 days or less. The adviser may sell securities if the securities are downgraded to a lower ratings category. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC.

Principal Risks

All mutual funds are subject to investment risks. The primary factors that may reduce the Fund’s returns include:

•	Interest Rate Risks. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Fund will vary with changes in interest rates.

•	Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Prepayment Risks. The possibility that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past Performance

The Fund commenced investment operations on January 6, 2003 and therefore does not yet have performance information to present. Once it has a full calendar year of performance, it will present bar charts and performance tables showing annual total returns and yields. Performance of the Fund will vary over time.

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SG YIELD PLUS FUND

Investment Objective

The SG Yield Plus Fund seeks high current income while maintaining a high degree of share price stability. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described below. The investment objective for the Fund may be changed without shareholder approval.

Investment Strategies

The Fund seeks as high a level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the Fund invests 100% of its total assets in investment grade fixed-income securities of U.S. issuers or the unrated equivalent as determined by the adviser; cash; or cash equivalents. These securities include: U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage-related securities. The Fund is designed to provide a very high degree of share price stability while generating returns higher than money market funds over time and, thus, may be an investment alternative to money market funds and other fixed income funds. However, investing in the Fund entails more risk than investing in a money market fund.

To help maintain a very high degree of share price stability and preserve shareholders’ capital, the Fund seeks to keep the average effective duration of its overall portfolio at one year or less. The Fund expects its average effective maturity and average effective duration to closely follow each other. The Fund may invest in securities with effective or final maturities of any length.

Under adverse market conditions, the Fund could temporarily invest some or all of its assets in money market securities. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Principal Risks

All mutual funds are subject to investment risks. The primary factors that may reduce the Fund’s returns include:

•	Interest Rate Risks. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Fund will vary with changes in interest rates.

•	Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Prepayment Risks. The possibility that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	Call Risks. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

•	Liquidity Risks. Collateralized mortgage obligations (CMOs) in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

•	You may lose money by investing in the Fund.

Past Performance

As of the date of this prospectus, the Fund has not commenced operations. Once it has a full calendar year of performance, it will present bar charts and performance tables showing annual total returns and yields. Performance of the Fund will vary over time.

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FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	SG Government Money Market	SG Prime Money Market	SG Yield Plus
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
Management and Advisory Fees	0.12%	0.12%	0.20%
Other Expenses [1]	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.25%	0.25%	0.33%
[1]	Other Expenses are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example assumes that you invest $2,500,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	SG Government Money Market Fund	SG Prime Money Market Fund	SG Yield Plus Fund
1 Year	$6,398	$6,398	$8,443
3 Years	$20,122	$20,122	$26,529

The above example is for comparison purposes only and is not a representation of the Funds’ actual expenses and returns, either past or future.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the Funds’ management, activities and affairs and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and their shareholders.

Investment Adviser

Smith, Graham & Co. Investment Advisors, L.P. (the “Adviser”), located at 6900 JPMorgan Chase Tower, 600 Travis Street, Houston, Texas 77002, serves as the Funds’ investment adviser. The Adviser is a global investment management firm that specializes in managing domestic and global fixed-income investment portfolio strategies for institutional clients. Founded in 1990, one of the nation’s largest African American owned fixed-income investment managers and the only one with a global capability, the Adviser manages approximately $2.5 billion in assets for a broadly diversified client base of approximately 40 institutional clients.

The SG Government Money Market Fund, SG Prime Money Market Fund and SG Yield Plus Fund pay the Adviser as a percentage of average daily net assets, 0.12%, 0.12% and 0.20%, respectively.

Portfolio Managers

The day-to-day investment management of the Funds is shared by a team of individuals employed by the Adviser. Dr. Ronald A. Johnson is responsible for the overall management of the Funds. The Funds are managed by a team of investment professionals led by Brian Stine, who work together to develop and implement investment strategies. The business experience and educational background of each member of the investment team is as follows:

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Dr. Ronald A. Johnson is President and Chief Investment Officer of the Adviser. Ron is a member of the Adviser’s Office of the Chairman and its Management Committee. He is also the Vice Chairman of the Investment Policy Committee. Ron joined the Adviser in 1999. Prior to joining the Adviser, he was Director of Global Fixed Income Research and Senior Portfolio Manager, Templeton Investment Council, Inc., in Fort Lauderdale, Florida. Ron has also served as Division Chief, Domestic Financial Markets for the Federal Reserve Bank of New York; Economist for the International Monetary Fund; and Economist for the International Finance Division of the Board of Governors of the Federal Reserve System. He received his Ph.D. and MA in Economics from Stanford University. He is a graduate of Adelphi University, New York, with an MBA in Finance and a BA in Economics.

Brian Stine, CFA is Senior Vice President and Director of Portfolio Structuring at the Adviser. Brian joined the Adviser in 1993 and is responsible for portfolio structuring and the liquidity management process. He is a member of the Adviser’s Investment Policy Committee and its Management Committee. He received his MA in Applied Mathematics from California State University at Fullerton, where he was honored as Outstanding Graduate Student. He is a graduate of Brigham Young University with an MBA in Finance and a BA in Mathematics.

Brian Tomlinson is Vice President, Director of Trading & Senior Portfolio Manager. He is the leader of the Term Structure and International Strategy teams and a member of the Total Return Portfolio Management team. Prior to joining the Adviser in 1999, he served as Director of Capital Markets for the Bank of Tokyo-Mitsubishi, Germany. Brian received his BS in International Business and Finance from Northeastern University in Boston.

Joshua Avigael is Vice President & Portfolio Manager. He serves on the Term Structure, Sector Strategy, and Income Portfolio Management teams. Prior to joining the Adviser in 2001, he was a portfolio manager and research analyst for Franklin Templeton Investments in San Mateo, California. He earned his BA in Economics and Philosophy from Trinity University in San Antonio, Texas.

Don Elsenbrock is Assistant Vice President & Portfolio Manager. He is a member of the Term Structure, Sector Strategy, and Income Portfolio Management teams. Prior to joining the Adviser in 2001, he was involved in portfolio management, research, and equity trading as a Senior Portfolio Manager at the Stanford Group Company. He received his MA and BS in Economics from the University of Houston.

Byron K. Pope is Assistant Vice President & Portfolio Manager. He is a member of the Term Structure and Total Return Portfolio Management teams. Prior to joining the Adviser in 2002, he was Director of Fixed Income and Portfolio Manager for Davis Hamilton Jackson & Associates. He received his MBA from Harvard University and his BA in Economics and Managerial Studies from Rice University.

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Service Providers

The chart below provides information on the primary service providers of the Trust.

Asset Management		Shareholder Services
Investment Adviser Smith, Graham & Co. Investment Advisors, L.P. 6900 JPMorgan Chase Tower 600 Travis Street Houston, Texas 77002		Transfer Agent PFPC Inc. 400 Bellevue Parkway Wilmington, DE 19809
Manages each Fund’s investment activities.		Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

SMITHGRAHAM INSTITUTIONAL FUNDS
Fund Operations		Asset Safe Keeping
Administrator and Accounting Agent		Custodian
PFPC Inc. 400 Bellevue Parkway Wilmington, DE 19809		PFPC Trust Company 8800 Tinicum Boulevard Suite 200 Philadelphia, PA 19153

Provides facilities, equipment and personnel to carry out administrative services related to the Funds and calculates each Fund’s NAV and distributions.		Holds each Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating a Fund’s NAV per share.
Distribution
Distributor PFPC Distributors, Inc. 760 Moore Road King of Prussia, PA 19406

Distributes each Fund’s shares.

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SHAREHOLDER INFORMATION

Pricing Shares

The net asset value or “NAV” of each Fund is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of a Fund’s outstanding shares.

SG Government Money Market Fund and SG Prime Money Market Fund. Both the SG Government Money Market Fund and SG Prime Money Market Fund (the “Money Market Funds”) use their best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All assets are valued at fair value as determined in good faith under the direction of the Board of Trustees. PFPC determines the NAV per share of each Money Market Fund as of 4:00 p.m. (Eastern Time) on each “Business Day” (a day that the New York Stock Exchange (“NYSE”), the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business).

SG Yield Plus Fund. The SG Yield Plus Fund values its assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Trust’s Board of Trustees. PFPC Inc. determines the NAV per share of the Fund as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) on each Business Day.

The Trust reserves the right to price shares and to accept redemption and purchase orders on days that the NYSE is closed due to special or emergency circumstances such as a terrorist attack or natural disaster. To determine if a Fund is open for business on a day that the NYSE is closed for an emergency, please contact us by calling (800) 304-2457.

Shares will not be priced on those days the Funds’ offices are closed. As of the date of this prospectus, those days are:

New Years Day	Good Friday	Labor Day
Martin Luther King, Jr. Day	Memorial Day	Thanksgiving Day
Presidents’ Day	Independence Day	Christmas Day

Purchasing Shares

Shares of each of the Funds are sold at the NAV per share next determined after receipt of a purchase order by PFPC Inc., which serves as the Trust’s transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted by telephone to the transfer agent at (800) 304-2457. Payment for shares of a Fund may only be made in federal funds or other funds immediately available. The Trust reserves the right to reject any purchase order. The minimum initial investment in any Fund is $2,500,000 and subsequent investments must be at least $10,000. The Board of Trustees may waive any minimum investment amounts, as well as authorize the acceptance of purchases by additional persons, including employees of the Adviser. On any Business Day, orders which are accompanied by the federal funds and received by the established deadline, and orders as to which payment has been converted into federal funds by the deadline, will be executed as of the deadline on that Business Day.

An investor can place a purchase order by calling the Transfer Agent at (800) 304-2457, prior to 4:00 p.m. (Eastern Time). For the purchase of Fund shares to be effected on that Business Day, the investor must wire federal funds to:

PNC Bank, NA

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

DDA (or Account) #85-2999-2181

F/B/O SmithGraham Institutional Funds (Shareholder’s Name, Fund Name and Account Number)

Purchase orders received after the deadlines, and orders for which payment has not been received by on that Business Day, will not be accepted, and notice thereof will be given to the institution placing the order.

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Selling Shares

Redemption orders must be transmitted to the Trust’s transfer agent in the manner described under “Purchasing Shares.” Shares will be redeemed at the NAV next computed after receipt of your redemption order by the transfer agent. Shares may be redeemed on any Business Day. Redemption proceeds may be wired to an account that you have pre-designated and which is on record with the Trust.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Account registration changes must be in writing and must be signed by the shareholder(s) named on the account. The Trust requires a medallion signature guarantee on the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Please call (800) 304-2457 for information on obtaining a signature guarantee.

Please direct all communication regarding purchase and redemption of Fund shares to SmithGraham Institutional Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

Other Information about Purchases and Redemptions

If the Board of Trustees determines that it would be detrimental to the best interest of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. You generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If at any time when a request for transfer or redemption of shares of a Fund is received by a Fund and your account falls below $2,500,000, the Fund may ask you to increase your balance. If it is still below $2,500,000 after 30 days, the Fund may close your account and send you the proceeds calculated at the next determined NAV.

Distributions

The Trust will distribute substantially all of the net investment income and net realized capital gains, if any, of each Fund to each Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant Fund unless you elect otherwise. The net investment income (not including any net short-term capital gains) earned by each Fund will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of the close of trading on the NYSE. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

As long as a Fund meets the requirements for being a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. Each Fund’s distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are taxable to you as ordinary income. The Trust will notify you following the end of the calendar year of the amount of dividends paid that year. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

You will not recognize any gain or loss on the sale (redemption) of shares of the SG Government Money Market and SG Prime Money Market Fund so long as the Fund maintains a stable price of $1.00 per share. It is, however, a taxable event if you sell your shares of the SG Yield Plus Fund. You are responsible for any tax liability generated by your transactions.

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State And Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in the Funds. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special tax certification requirements. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

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If you want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is legally considered a part of this prospectus.

Annual and Semi-Annual Reports to Shareholders

The Trust’s annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Since the Funds are new, the Trust has not yet published an annual or semi-annual report to shareholders.

You may discuss your questions about the Funds or obtain free copies of the SAI and Annual and Semi-Annual Reports by contacting the Funds at (800) 304-2457.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You can obtain information about the operation of the Public Reference Room by calling the Commission at (202) 942-8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov. You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Company Act File No.: 811-21112

                         SmithGraham Institutional Funds
                                  (the "Trust")

                         SG Government Money Market Fund
                           SG Prime Money Market Fund
                               SG Yield Plus Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                       Statement of Additional Information

                                 August 1, 2002
                             As Amended May 2, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's current prospectus, as amended from time to time. A copy of the current prospectus may be obtained without charge, by writing to the Trust at 400 Bellevue Parkway, Wilmington, DE 19809 or by calling toll-free (800) 304-2457.

GENERAL INFORMATION

SmithGraham Institutional Funds (the "Trust") is a diversified, open-end management investment company that was organized as a Delaware business trust on
May 30, 2002.

The Trust has established the following Funds described in this Statement of
Additional Information: the SG Government Money Market Fund, the SG Prime Money
Market Fund and the SG Yield Plus Fund (each a "Fund" and together, the
"Funds"). Each Fund currently issues one class of shares.

INVESTMENT POLICIES

In General.

The Money Market Funds. The "Money Market Funds" are the SG Government Money
Market Fund and the SG Prime Money Market Fund. Each Money Market Fund has
adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Money Market Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares")
pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the
"1940 Act"). The Trust's Board of Trustees has established procedures reasonably designed to stabilize the price per share of each Money Market Fund at $1.00.
Each Money Market Fund: (i) maintains a dollar-weighted average portfolio maturity of 90 days or less; (ii) purchases only instruments with effective maturities of 397 days or less; and (iii) invests only in securities which are of high quality as determined by a nationally recognized statistical rating agency ("NRSRO") or, in the case of instruments which are not rated, of comparable quality as determined by the adviser under the direction of and subject to the review of the Board of Trustees.

The SG Yield Plus Fund. The SG Yield Plus Fund's exposure to credit risk is moderated by limiting its investments to securities that, at the time of purchase, are rated investment grade by an NRSRO or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix A - Description of
Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that the Fund will receive the anticipated yield on the security. The adviser continuously monitors the quality of the Fund's holdings, and should the rating of a security be downgraded or its quality be adversely affected, the adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

The effect of interest rate fluctuations in the market on the principal value of the Fund is moderated by limiting the average dollar-weighted duration of its investments to less than one year. You may be more familiar with the term
"average effective maturity" (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Fund's investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity is expected to fall within a range of approximately 0 to 1 year. In the event of unusual market conditions, the average dollar-weighted duration of the Fund may fall within a broader range.
Under those circumstances, the Fund may invest in fixed income securities with an average dollar-weighted duration of 0 to 2 years.

Given the average duration of the holdings of the Fund, the Fund should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Fund will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Fund's holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Fund will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities.

The composition of the Fund's holdings varies depending upon the adviser's analysis of the fixed income markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Fund may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining the Fund's specified average duration, the adviser seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the

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level of income attained by the Fund. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

The adviser may make frequent changes in the Fund's investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Fund and could result in taxable capital gains.

Principal Investment Strategies and Policies.

SG Government Money Market Fund. The Fund invests at least 80% of its assets in
U.S. Government obligations and repurchase agreements collateralized by such obligations. Not all U.S. Government obligations are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. This policy may be changed without shareholder approval upon 60 days prior notice to shareholders. All securities purchased for the Fund are U.S. dollar-denominated obligations.

In selecting securities for the Fund, the adviser seeks current income, liquidity, safety of principal and remaining maturities of 397 days or less. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the Securities and Exchange Commission (the "SEC").

SG Prime Money Market Fund. The Fund invests in (i) U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks; (ii) commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two NRSROs;
(iii) corporate obligations having a remaining maturity of 397 calendar days or less issued by corporations having outstanding comparable obligations that are
(a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO; (iv) U.S.
Government obligations; (v) high quality municipal securities; and (vi)
repurchase agreements that are fully collateralized by U.S. Government obligations. All securities purchased for the Fund are U.S. dollar-denominated obligations.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's, and
Fitch, Inc. (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the adviser to be of comparable quality.

In selecting securities for the Fund, the adviser seeks current income, liquidity, safety of principal and remaining maturities of 397 days or less. The adviser may sell securities if the securities are downgraded to a lower ratings category. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC.

SG Yield Plus Fund. The Fund seeks as high a level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the Fund invests 100% of its total assets in investment grade fixed income securities of U.S. issuers or the unrated equivalent as determined by the adviser; cash; or cash equivalents. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage-related securities. The Fund is designed to provide a very high degree of share price stability while generating returns higher than money market funds over time and, thus, may be an investment alternative to money market funds and other fixed income funds. However, investing in the Fund entails more risk than investing in a money market fund.

To help maintain a very high degree of share price stability and preserve shareholders' capital, the Fund seeks to keep the average effective duration of its overall portfolio at one year or less. The Fund expects its average effective maturity and average effective duration to closely follow each other.
The Fund may invest in securities with effective or final maturities of any length.

                                       2

Under adverse market conditions, the Fund could temporarily invest some or all of its assets in money market securities. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the Trust's prospectus.

Asset-Backed Securities. The SG Yield Plus Fund may purchase interests in pools of obligations, including but not limited to, credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

Bank Obligations. The SG Prime Money Market Fund and the SG Yield Plus Fund may
invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S.
and foreign banks and their branches located outside of the United States, of
U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S.
agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly-owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing.
A brief description of some typical types of bank obligations follows:

     .    Bankers' Acceptances. The SG Prime Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     .    Certificates Of Deposit. The SG Prime Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the
          Federal Reserve Bank of New York).

     .    Time Deposits. The SG Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

Corporate Bonds, Notes and Commercial Paper. The SG Prime Money Market Fund and
the SG Yield Plus Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of

                                       3

the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The SG
Prime Money Market Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO or, if not rated, determined by the adviser to be of comparable quality. See "Appendix A - Description of
Ratings." The SG Prime Money Market Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

Fixed Income Securities with Buy-Back Features. Fixed income securities with buy-back features enable the SG Yield Plus Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, the adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit.

Buy-back features include standby commitments, put bonds and demand features.

     .    Standby Commitments. The SG Yield Plus Fund may acquire standby commitments from broker-dealers, banks or other financial
          intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles the Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise.
          The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

          Ordinarily, the Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

     .    Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

          In selecting put bonds for the Fund, the adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

     .    Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals.
          Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

                                       4

Foreign Securities. At the present time, portfolio securities of the SG Prime
Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks and must be U.S.
dollar-denominated. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United
States.

Guaranteed Investment Contracts ("GICs"). The SG Yield Plus Fund may invest in
GICs, which are general obligations of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable)
for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. The Fund does not intend to invest more than 5% of its net assets in GICs.

Illiquid Securities. The SG Yield Plus Fund may invest not more than 15% of the value of its net assets (10% for each Money Market Fund) in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the
Board.

Investment Company Securities. Each Fund may invest in the securities of other mutual funds, within the limits prescribed by the 1940 Act. The Money Market
Funds will only invest in other money market mutual funds. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b)
such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets in the aggregate to be invested in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.

Mortgage-Backed Securities. The SG Yield Plus Fund may invest in mortgage-backed securities, which are securities representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S.
Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and
Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S.
Government-backed.

                                       5

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a
CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S.
Government or by private mortgage lenders. SMBSs usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" --
and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Municipal Securities. Each Fund may invest in debt obligations issued by states, municipalities and public authorities to obtain funds for various public purposes ("Municipal Securities"). Yields on Municipal Securities are the
product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.
Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

     .    General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     .    Revenue Or Special Obligation Securities are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels;
          port and airport facilities; colleges and universities; and hospitals.
          Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     .    Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     .    Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation. The SG Yield
          Plus Fund may invest in municipal lease obligations.

          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include
          non-appropriation clauses providing that the municipality has no

                                       6

          obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

     .    Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     .    Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the
          Federal Revenue Sharing Program.

     .    Industrial Development Bonds ("IDBs") and Private Activity Bonds
          ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

     .    Tax-Exempt Commercial Paper And Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     .    Construction Loan Notes are sold to provide construction financing.
          After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or "Ginnie Mae" (the Government National Mortgage
          Association).

     .    Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

     .    Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives. The SG Yield Plus Fund may invest in resource recovery bonds.

     .    Private Activity Securities are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax. The SG Yield Plus
          Fund may invest in resource recovery bonds.

Participation Interests. The SG Yield Plus Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities;
principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

                                       7

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility.
Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

Repurchase Agreements. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser.
Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

Securities Lending. Each Fund may from time to time lend its portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

Standby Commitments. The Money Market Funds may invest in standby commitments.
It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise

                                       8

available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. Government Obligations. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United
States (for example, GNMA securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie
Mae, Freddie Mac, Tennessee Valley Authority, Federal Farm Credit Banks and the
Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

Variable And Floating Rate Securities. Each Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

The SG Yield Plus Fund may purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

When-Issued Securities. Each Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment.
During the period between purchase and settlement, the purchaser makes no payments and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss.

A Fund will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each
Fund is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited.
If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis to cover the Fund's outstanding commitments.

When a Fund purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Fund's net asset value. When payment for a when-issued security is due, a Fund will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other

                                       9

securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

Zero Coupon Bonds. The SG Yield Plus Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the
Fund to liquidate investments in order to make the required distributions.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, each Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than
50% of the outstanding shares of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation (except with respect to borrowing).

Each Fund will not as a matter of fundamental policy:

1.   purchase the securities of any one issuer if, as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the SG Yield Plus Fund may invest up to 25% of its total assets without regard to these limitations;
     and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2.   purchase the securities of any issuer if, as a result, 25% or more of a
     Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that (1) the SG Prime Money Market Fund may invest more than 25%
     of its total assets in the obligations of domestic banks; and this (2)
     limitation does not apply to securities issued or guaranteed by the U.S.
     Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3.   borrow money, except (1) from a bank for temporary or emergency purposes
     (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if a Fund's borrowings do not exceed an amount equal to 33 1/3%
     of the current value of its assets taken at market value, less liabilities other than borrowings;

4.   make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2)
     entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of a Fund's total assets;

5.   underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.   purchase or sell real estate, provided that a Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7.   purchase or sell physical commodities or contracts; or

8.   issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. The address of each individual listed below is 6900
JPMorgan Chase Tower, 600 Travis Street, Houston, Texas 77002.

                                       10

                                                                                   Number of
                                                                                   Funds in          Other
                                                               Principal             Fund          Directorships/
                        Position(s)       Term of Office      Occupation(s)        Complex         Trusteeships
                         Held with        and Length of        During Past        Overseen by        Held by
Name and Birthdate        Trust           Time Served          Five Years           Trustee          Trustee
INTERESTED TRUSTEES
Gerald B. Smith          Trustee       Shall serve until    From 1990 to present,      3           Schwab Capital Trust,
September 28, 1950                     death, resignation   Chairman and Chief                     Schwab Investments,
                                       or removal.          Executive Officer of                   Schwab Annuity Portfolios
                                       Trustee since 2002.  Smith, Graham &                        and the Charles
                                                            Company Investment                     Schwab Family of Funds
                                                            Advisors, L.P.                         (registered investment
                                                                                                   companies with 45
                                                                                                   portfolios);
                                                                                                   Penzoil-Quaker State
                                                                                                   Company (oil and gas);
                                                                                                   and Cooper Industries
                                                                                                   (electrical products,
                                                                                                   tools and hardware).
                                                                                                   He also serves on the
                                                                                                   management board of Rorento
                                                                                                   Fund, N.V. (a Netherland
                                                                                                   Antilles-based investment
                                                                                                   fund) and on the audit
                                                                                                   committee of Northern
                                                                                                   Border Partners, L.P.
                                                                                                   (energy firm).

Jamie G. House           Trustee and   Shall serve until    From 1990 to present,      3           N/A
March 22, 1948           Chairman of   death, resignation   Executive Vice
                         the Board     or removal.          President and Chief
                                       Trustee since 2002.  Operating Officer of
                                                            Smith, Graham &
                                                            Company Investment
                                                            Advisors, L.P.

                                       11

                                                                                             Number of
                                                                                             Funds in          Other
                                                                      Principal                Fund        Directorships/
                             Position(s)      Term of Office        Occupation(s)             Complex       Trusteeships
                              Held with       and Length of         During Past             Overseen by       Held by
Name and Birthdate             Trust           Time Served          Five Years                Trustee         Trustee
INDEPENDENT TRUSTEES
Cheryl Creuzot                Trustee        Shall serve until    From October 2001              3            N/A
May 9, 1959                                  death, resignation   to present,
                                             or removal.          President and Chief
                                             Trustee since 2002.  Executive Officer,
                                                                  Wealth Development
                                                                  Strategies, L.P.
                                                                  Formerly, Chief
                                                                  Operating Officer,
                                                                  The AFP Group, Inc.
                                                                  (financial planning),
                                                                  February 1985 to
                                                                  October 2001.

Waldress A. James, Jr.        Trustee        Shall serve until    From June 1985 to              3            N/A
May 1, 1951                                  death, resignation   present, Chief
                                             or removal.          Operating Officer,
                                             Trustee since 2002.  LaTrelle Management
                                                                  Corp. (food service
                                                                  management.)

Kenneth D. Wells, M.D.        Trustee        Shall serve until    From 1992 to                   3            N/A
February 14, 1957                            death, resignation   present, President
                                             or removal.          of Kenneth D. Wells,
                                             Trustee since 2002.  M.D., P.A., a
                                                                  medical services
                                                                  health consulting
                                                                  firm.

EXECUTIVE OFFICERS
Jamie G. House                President and  Shall serve at the   See information               N/A           N/A
March 22, 1948                Chief          pleasure of the      provided under
                              Financial      Board and until      Interested Trustees.
                              Officer        successor is elected
                                             and qualified.
                                             Officer since 2002.

                                       12

                                                                                             Number of
                                                                                              Funds in           Other
                                                                        Principal               Fund         Directorships/
                           Position(s)       Term of Office           Occupation(s)           Complex         Trusteeships
                           Held with         and Length of             During Past          Overseen by         Held by
Name and Birthdate           Trust            Time Served              Five Years             Trustee           Trustee
Von Celestine            Vice President      Shall serve at the      From March 2000 to         N/A               N/A
July 28, 1965            and Secretary       pleasure of the         present, Vice
                                             Board and until         President, Smith,
                                             successor is elected    Graham & Company
                                             and qualified.          Investment
                                             Officer since 2002.     Advisors, L.P.;
                                                                     from September 1999
                                                                     to March 2000,
                                                                     Finance Manager,
                                                                     United Healthcare,
                                                                     a managed health
                                                                     care organization;
                                                                     from October
                                                                     1992 to September
                                                                     1999, employee of
                                                                     Prudential
                                                                     Healthcare, a
                                                                     managed health
                                                                     care organization.
Kevin Lunday             Assistant Vice      Shall serve at the      From April 2001 to         N/A               N/A
May 24, 1964             President and       pleasure of the         present, Senior
                         Treasurer           Board and until         Portfolio
                                             successor is elected    Accountant, Smith,
                                             and qualified.          Graham & Company
                                             Officer since 2002.     Investment
                                                                     Advisors, L.P.;
                                                                     from October
                                                                     1993 to April
                                                                     2001, Accounting
                                                                     Supervisor, Life
                                                                     Gift Organ
                                                                     Donation Center,
                                                                     a not-for-profit
                                                                     health care
                                                                     organization.

As of the date of this Statement of Additional Information, neither the
Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the
Trust, the adviser or the distributor, nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with the Trust or the Distributor.

Responsibilities of the Board of Trustees and its Committees

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Funds and to provide oversight management of the Trust. Currently the Board is comprised of four individuals, one of whom is considered an "interested" Trustee. The Board generally will meet at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the
Board has a

                                       13

Nominating Committee and an Audit Committee.  The responsibilities of each committee and its members are described below.

Nominating Committee. The Board has a Nominating Committee, comprised only of
Independent Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the
Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

Audit Committee. The Board has an Audit Committee comprised only of Independent
Trustees. The Audit Committee has the responsibility, among other things, to (1)
recommend the selection of the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors'
certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls.

Security and Other Interests. As of the date of this Statement of Additional
Information, the Trust's shares were not offered for sale. No Trustee owned any shares of any Fund.

Advisory Contract Approval. The Trust has retained Smith, Graham & Co.
Investment Advisors, L. P. (the "Adviser") to manage its assets. The Adviser has been retained pursuant to an investment advisory contract (the "Advisory
Contract") which has been approved by the Board of Trustees of Trust, including the Independent Trustee. The Advisory Contract has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

In approving the Advisory Contract, the Board of Trustees of the Trust (i)
considered the reasonableness of the proposed advisory fee payable to the
Adviser in light of the extent and quality of services to be provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Funds; (ii) compared the proposed fees charged to those of similar funds or clients for comparable services, and (iii) analyzed the Adviser's audited financial statements to ascertain the financial condition of the Adviser and the likelihood of the Adviser's continuity as a business entity. The Board of Trustees also considered the proposed total expenses of each Fund in comparison to other funds of comparable size and other factors.
After reviewing such information as they deemed necessary, the Board of Trustees of the Trust concluded that the approval of the Advisory Contract was in the best interests of the Funds and their shareholders. The Advisory Contract may be terminated by the Trust or the Adviser on sixty days written notice without penalty. The Advisory Contract will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Contract may be found in the section entitled "Investment Advisory and Other Services."

Compensation. The fees and expenses of the Independent Trustees are paid by the
Trust. The Independent Trustees are entitled to receive compensation in the amount of $1,000 per meeting for their service to the Trust for the Trust's initial fiscal year.

As of the date of this Statement of Additional Information, no Trustee owned beneficially or may be deemed to have owned beneficially more than 1% of the outstanding shares of any of the Funds.

                                 CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics pursuant to Rule
17j-1 of the 1940 Act. Trustees, officers and employees of the Trust and the
Adviser are required to abide by the provisions under their respective code of ethics. On an annual basis, the Board of Trustees will review reports regarding the codes of ethics, including information on any material violations of the codes. The codes of ethics are on file with, and available from, the SEC.

                                       14

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" the Fund. As a result, those persons or organizations have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of that Fund.

As of April 28, 2003, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control"
such Fund as that term is defined in the 1940 Act.

Fund                            Name                              % Ownership

SG Government Money Market      Smith, Graham & Co. Investment    100.00%
Fund                            Advisors, L.P.
                                ATTN: Jamie G. House
                                6900 JPMorgan Chase Tower
                                600 Travis Street
                                Houston, TX 77002

SG Prime Money Market Fund      Toyota Motor Sales, USA Inc.       99.87%
                                ATTN: Soo Young Der
                                19001 S. Western Avenue
                                Mailstop G318
                                Torrance, CA 90509

SG Yield Plus Fund              Smith, Graham & Co. Investment    100.00%
                                Advisors, L.P.
                                ATTN: Jamie G. House
                                6900 JPMorgan Chase Tower
                                600 Travis Street
                                Houston, TX 77002

As of April 28, 2003, no other persons or entities owned of record, 5% or more of the outstanding shares of any Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is located at 6900 JPMorgan Chase Tower, 600 Travis Street, Houston,
Texas 77002. The Adviser is a global investment management firm that specializes in managing domestic and global fixed-income investment portfolio strategies for institutional clients. Founded in 1990, one of the nation's largest African
American owned fixed-income investment managers and the only one with a global capability, the Adviser manages approximately $2.5 billion in assets for a broadly diversified client base of approximately 40 institutional clients. The
Adviser is organized as a limited partnership in the state of Texas. The general partner is SGC Advisors, Inc., and the limited partner is Smith, Graham & Co.

Advisory Services. Under the terms of the Advisory Contract, the Adviser agrees to: (a) direct the investments of each Fund, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the
Prospectus and this Statement of Additional Information; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of each Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of the Trust's registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities.
Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Trust.

                                       15

The Advisory Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

For its advisory services to each Fund, the Adviser is entitled to receive a fee based on each Fund's average daily net assets in the amount of 0.12%, 0.12% and
0.20% from the SG Government Money Market Fund, the SG Prime Money Market Fund
and the SG Yield Plus Fund, respectively.

The salaries of any officers and the interested Trustees of the Trust who are affiliated with the Adviser and the salaries of all personnel of the Adviser performing services for each Fund relating to research, statistical and investment activities are paid by the Adviser.

Administration and Accounting Services. Under an Administration and Accounting
Services Agreement, PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington,
Delaware 19809 performs certain administrative and accounting services for the
Trust. These services include preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds.

                          ADDITIONAL SERVICE PROVIDERS

Independent Auditors. Ernst & Young, LLP, Two Commerce Square, 2001 Market
Street, Philadelphia, PA 19103 serves as the independent auditor to the Trust.

Legal Counsel. Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Custodian. PFPC Trust Company, 8800 Tinicum Boulevard, 3/rd/ Floor, Suite 200,
Philadelphia, PA 19153, serves as the custodian of the Trust's assets.

Transfer Agent. PFPC Inc. serves as the Trust's Transfer Agent and Dividend
Paying Agent.

                             DISTRIBUTION OF SHARES

PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA
19406, serves as the underwriter of the Funds' shares pursuant to an
Underwriting Agreement with the Trust (the "Underwriting Agreement") for the limited purpose of acting as statutory underwriter. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the
Funds' shares.

The Underwriting Agreement continues in effect for a period of two years.
Thereafter, the Underwriting Agreement may continue in effect for successive annual periods provided such continuation is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The
Underwriting Agreement terminates automatically in the event of an assignment.
The Underwriting Agreement is also terminable without payment of any penalty on sixty (60) days written notice by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Trust, or by the Distributor.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser places all portfolio transactions on behalf of each Fund. Debt securities purchased and sold by a Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

                                       16

The primary objective of the Adviser in placing orders on behalf of a Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the Adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Fund or to the
Adviser.

The Adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, the Adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the Adviser in serving its other clients, as well as in serving the
Funds. Conversely, information provided to the Adviser by brokers or dealers who have executed transaction orders on behalf of other clients of the Adviser may be useful in providing services to the Funds.

Some of the Adviser's other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust only issues one class of shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund takes separate votes on matters affecting only that Fund. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Additional Purchase And Redemption Information. If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the
Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

The Funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities it owns or to fairly determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

                                       17

Shares of the Funds may also be purchased by means of "in-kind" securities transactions pursuant to which securities, rather than cash, may be accepted as payment for Fund shares if prior approval is received from the Distributor.
Securities used to purchase Fund shares must be appropriate investments for the subject Fund, consistent with its investment objective, policies and limitations. The securities will be valued in accordance with the Funds'
policies for calculating net asset value, determined as of the close of business on the day on which the securities are received in salable form. A shareholder or prospective shareholder should contact the Distributor or the Adviser at
(800) 304-2457 in order to receive the necessary approval to engage in such a transaction.

Service Organizations. A Fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form." A Fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Pricing Of Shares. Each of the Money Market Funds' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Fund's securities based upon their amortized cost and the accompanying maintenance of each Fund's per share net asset value of $1.00 is permitted in accordance with
Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, the Trust's Board of Trustees has established procedures delegating to the Adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a review at least weekly of each Fund's holdings to determine whether a Fund's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The net asset value per share of the SG Yield Plus Fund is determined by dividing the value of the Fund's net assets by the total number of the Fund's shares outstanding. This determination is made by PFPC, as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) each day the
Fund is open for business. The Fund is open for business on days when the NYSE,
PFPC and the Philadelphia branch office of the Federal Reserve are open for business (a "Business Day").

In valuing the SG Yield Plus Fund's assets, a security listed on the NYSE (and not subject to restrictions against sale by the Fund on the NYSE) will be valued at its last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is principally traded. Unlisted securities that are quoted on the
National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the last sale price or, if no sale occurred during the day, at the mean between the closing bid and closing asked prices for such

                                       18

security in the over-the-counter market. All market quotations used in valuing securities in accordance with above will be obtained from the pricing sources approved by the Board of Trustees. If no quotation can be obtained from an approved pricing source, then a minimum of two broker quotes will be obtained for the security daily and the security will be valued at the mean between the highest bid and lowest ask prices so obtained. If no quotation is available from either a listed pricing source or two brokers or if there is a question about the accuracy of a quotation supplied, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost.
Debt securities with a remaining maturity of 60 days or more will be valued using a pricing service if such prices are believed to accurately represent market value.

If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Funds are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the SG Government Money Market Fund may be exempt from state taxes.

Dividends from the SG Yield Plus Fund's net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared.
However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain
(the excess of net long-term capital gain over the short-term capital loss)
realized by the SG Yield Plus Fund, after deducting any available capital loss carryovers, are declared and paid annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended
(the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of that Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities
(other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain
(the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

                                       19

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid.
Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares of a Fund. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Fund in October, November or
December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

You should be aware that if you purchase Fund shares shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, you will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by you on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to you with respect to those shares.

Money Market Funds: With respect to the Money Market Funds, distributions from a
Fund's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Because each Fund's net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

SG Yield Plus Fund: The SG Yield Plus Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, the Fund must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The
Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The foregoing tax discussion is a summary included for general informational purposes only. You are advised to consult your own tax adviser with respect to the specific tax consequences to you of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, you may be subject to state and local taxes on distributions from a Fund.
You should consult your tax adviser regarding specific questions relating to federal, state and local taxes.

                                       20

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance.
Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

     A.   Yield (Money Market Funds Only) for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

     B.   Effective Yield (Money Market Funds Only) is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

            Effective yield = [(Base Period Return + 1) /365/7/] - 1.

     C.   (1) Average Annual Total Return Before Taxes (All Funds) is the
          average annual compound rate of return for the periods of one year, five years, ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

               Where: P = a hypothetical initial investment of $1,000

               T = average annual total return

               n = number of years

               ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

               (2) Average Annual Total Return (After Taxes on Distributions).
               (SG Yield Plus Fund Only) Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                             P (1 + T) (n) = ATV(D)

               (where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n =
               the number of years, and ATV(D) = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions (less taxes due on such distributions) are reinvested when paid.

                                       21

          (3) Average Annual Total Return (After Taxes on Distributions and
          Redemptions). (SG Yield Plus Fund Only) Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                             P (1 + T) (n) = ATV(DR)

          (where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV(DR) = the ending redeemable value of a hypothetical
          $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions (less taxes due on such distributions) are reinvested when paid.

     D.   YIELD CALCULATIONS. From time to time, the SG Yield Plus Fund may advertise its yield. Yield is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)6-1]

          where:

               a = dividends and interest earned during the period;

               b = expenses accrued for the period (net of reimbursements);

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day of the period.

          The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period
(variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by the Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the
Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Trust's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields

                                       22

will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

Comparison Of Fund Performance. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as
MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and
similar sources.

From time to time, in marketing and other literature, a Money Market Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities such as the IBC First
Tier Money Market Index for the SG Prime Money Market Fund and the IBC U.S.
Government and Agency Index for the SG Government Money Market Fund. Yield and
performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the SG Yield Plus Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment
Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA
Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When
Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.
Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements as of June 28, 2002, are attached to this Statement of Additional Information.

                                       23

                         SmithGraham Institutional Funds
                       Statement of Assets and Liabilities
                                  June 28, 2002

                                                 SG Government       SG Prime       SG Yield
                                                  Money Market     Money Market       Plus
                                                      Fund             Fund           Fund
Assets:
   Cash                                           $     33,333      $    33,333     $  33,334
   Receivable from the Adviser                           3,010            3,011         3,011
   Deferred offering expenses                            8,536            8,537         8,537
                                                 ---------------------------------------------

   Total Assets                                         44,879           44,881        44,882
                                                 ---------------------------------------------

Liabilities:
   Organizational costs payable                          3,010            3,011         3,011
   Offering costs payable                                8,536            8,537         8,537
                                                 ---------------------------------------------

   Total Liabilities                                    11,546           11,548        11,548
                                                 ---------------------------------------------

   Net Assets
   Paid in capital (Applicable to 33,333.33,
   33,333.33 and 3,333.334 shares
   respectively of beneficial interest issued
   and outstanding, unlimited shares
   authorized)                                    $     33,333      $    33,333     $  33,334
                                                 =============================================

Fund shares

   Net asset value, offering and redemption
   price per share                                $       1.00      $      1.00     $   10.00
                                                 =============================================

                        See Notes to Financial Statements

                                       24

                  SmithGraham Institutional Funds (the "Trust")
                          Notes to Financial Statements

The SmithGraham Institutional Funds (the "Trust") comprised of the SG Government
Money Market Fund, the SG Prime Money Market Fund and the SG Yield Plus Fund
(each a "Fund" and together, the "Funds") was organized on May 30, 2002 as a
Delaware Business Trust.

The Trust has had no operations other than those matters related to its organization and registration as an investment company under the Investment
Company Act of 1940, as amended, and the sale of its initial shares. The Funds currently offer only one class of shares. Smith, Graham & Co. Investment
Advisors, L.P. ("Smith Graham"), the Funds investment adviser, has provided the initial capital for the Funds by purchasing 33,333.33 shares of the SG
Government Money Market, 33,333.33 shares of the SG Prime Money Market at $1.00 per share and 3,333.334 shares of the SG Yield Plus Fund at $10.00 per share.
Such shares were acquired for investment and can be disposed of only by redemption.

Organization costs of the Funds will be paid by Smith Graham. Offering costs have been deferred and will be expensed over a twelve-month period beginning the day operations commence.

                                       25

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

                                      A-1

Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                      A-2

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa"
securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC"
ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.
While

                                      A-4

expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA"
long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

       CreditWatch: CreditWatch highlights the potential direction of a short-
or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive"
designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

         . Positive means that a rating may be raised.
         . Negative means that a rating may be lowered.
         . Stable means that a rating is not likely to change.
         . Developing means a rating may be raised or lowered.
         . N.M. means not meaningful.

Moody's

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of
Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

         Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      A-5

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels -
MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.
The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality.
Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality.
Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality.
Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.
The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security.
Ratings may be changed or withdrawn.

                                      A-6